TARGOBANK AG

Heinrich-von-Brentano-Straße 2, 55130 Mainz, Germany

and

Constellium Extrusions Děčín s.r.o.,

Ústecká 751/37, 405 02 Děčín V-Rozbělesy, Czech Republic,

AMENDEMENT AGREEMENT

to the Factoring Agreement (dated 26 June 2015)

This Amendment Agreement (the "**Agreement**") is dated 30. April 2020, and entered into between

(1) **TARGOBANK AG**, Heinrich-von-Brentano-Str. 2, 55130 Mainz, Germany, (hereafter referred to as „**TBAG**"); and

(2) **Constellium Extrusions Děčín s.r.o.**, Ústecká 751/37, 405 02 Děčín V-Rozbělesy, Czech Republic (hereafter referred to as the "**Originator**").

TBAG and the Originator are hereafter referred to as the "**Parties**".

WHEREAS:

(1) TBAG as purchaser and the Originator as seller entered into a factoring agreement on 26 June 2015 (as amended and/or restated from time to time), pursuant to which the Originator sells certain receivables to TBAG (the "**Factoring Agreement**").

(2) TBAG has also entered into a factoring agreement with Constellium Extrusions Deutschland GmbH, a limited liability company, with registered office at Bildstraße 4, 74564 Crailsheim, registered in the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Ulm under register number HRB 670619, on 16 December 2010, and has also entered into a factoring agreement with Constellium Valais S.A., Sierre, a société anonyme incorporated under the laws of Switzerland with registered address at 3960 Sierre, registered under number CHE-105.980.844., on 16 December 2010, and has also entered into a factoring agreement with Constellium Singen GmbH, a limited liability company, with registered office at Alusingen-Platz 1, 78224 Singen, registered in the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Freiburg under register number HRB 540034, on 16 December 2010 (amended and restated on 26 March 2014), and has also entered into a factoring agreement on 27 May 2016 with Constellium Rolled Products Singen GmbH & Co. KG, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Freiburg i.Br., with registration number HRA 704399, having its registered seat at Alusingen-Platz 1, 78224 Singen, Germany.

TBAG and the Originator have agreed to enter into this Agreement in order to amend the Factoring Agreement in accordance with this Agreement.

1. **Definitions**

Terms in italics have the meaning ascribed to them in the Factoring Agreement, unless otherwise defined herein.

2. **Amendments to the Factoring Agreement**

Schedule 1 (Terms and Conditions) clause 6. shall be amended in whole and read as follows:

6. *Termination Date:* 31 December 2023

In all other respects the provisions of the Factoring Agreement shall remain unaffected.

3. **PARTIAL INVALIDITY; WAIVER**

3.1 **Invalidity**

If any provision of this Agreement should be or become invalid or unenforceable in whole or in part, this shall not affect the validity or enforceability of the remaining provisions hereof. The invalid or unenforceable provision shall be deemed replaced by that provision which best meets the intent and the economic purpose of the void or unenforceable provision.

3.2 **Waiver**

No failure to exercise, nor any delay in exercising, on the part of the Originator or TBAG, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

4. **Effective Date**

This Agreement shall become effective immediately once it is executed by the Parties.

5. **APPLICABLE LAW; JURISDICTION**

5.1 **Applicable Law**

This Agreement and all obligations arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

5.2 **German Courts**

The courts of Mainz have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity).

SIGNATORIES

TARGOBANK AG

______________________ ______________________

Signed by: Steffen Ahnert Hermann Bell

Title: Head of Risk Structured Finance Chief Credit Officer Factoring

Constellium Extrusions Děčín s.r.o.

______________________ ______________________

Signed by: MARK KIRKLAND

Title: AUTHORIZED SIGNATORY.